Exhibit 99.2

AOL Inc.

Trending Schedules

Key Metrics and Financial Information

(Unaudited)

(in millions, except for subscriber information amounts)	2010					2011					2012
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30
Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	4,656	4,362	4,083	3,852	3,852	3,621	3,433	3,452	3,272	3,272	3,115	3,031	2,893
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU) (2)	$18.31	$18.10	$18.10	$18.12	$18.16	$17.96	$17.53	$17.49	$17.87	$17.71	$17.88	$17.92	$18.47
Domestic AOL-brand access subscriber monthly average churn (3)	3.0%	2.6%	2.6%	2.3%	2.6%	2.5%	2.2%	2.2%	2.2%	2.3%	2.0%	1.7%	1.8%

Unique Visitors: (4)
Domestic average monthly unique visitors to AOL Properties (5)	112	112	106	112	111	112	113	107	107	110	108	112	111
Domestic average monthly unique visitors to AOL Advertising Network (6)	186	184	183	181	184	179	183	187	187	184	186	186	186

Advertising revenue:
Display revenue - global	$124.0	$121.0	$119.1	$148.2	$512.3	$128.5	$137.6	$136.7	$170.6	$573.4	$130.3	$139.9	$135.4
Display revenue -domestic	108.2	109.0	110.6	136.7	464.5	120.0	126.8	125.8	157.5	530.1	118.9	126.8	122.5
Display revenue - international	15.8	12.0	8.5	11.5	47.8	8.5	10.8	10.9	13.1	43.3	11.4	13.1	12.9
Search and contextual revenue - global	120.7	111.3	99.7	96.4	428.1	95.8	87.8	85.1	88.4	357.1	89.6	86.5	91.8
Third Party Network revenue - global	109.6	72.4	74.7	87.0	343.7	89.4	93.6	95.9	104.8	383.7	110.2	111.4	112.8
Total advertising revenue	354.3	304.7	293.5	331.6	1,284.1	313.7	319.0	317.7	363.8	1,314.2	330.1	337.8	340.0

Advertising revenue net of traffic acquisition costs (TAC): (7)
Advertising revenue net of TAC - domestic	$226.9	$212.7	$206.2	$230.5	$876.3	$215.8	$216.1	$213.9	$250.4	$896.2	$220.7	$225.5	$221.0
Advertising revenue net of TAC -global	265.1	239.9	228.3	253.1	986.4	242.3	244.7	241.2	280.5	1,008.7	249.3	255.4	250.4

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (7)	$231.3	$191.9	$166.2	$158.0	$747.4	$99.1	$76.6	$87.2	$124.6	$387.5	$93.8	$168.6	$97.9
Free Cash Flow (7)	125.1	134.5	129.9	70.6	460.1	(41.5)	77.2	56.4	72.6	164.7	(9.5)	136.8	71.5
Cash and equivalents	262.4	395.8	623.3	801.8	801.8	381.8	458.7	444.1	407.5	407.5	361.9	1,468.5	867.1
Cash Net of Debt (7)	192.2	326.8	540.7	715.7	715.7	283.2	338.8	331.3	296.7	296.7	254.0	1,360.1	756.9
Equity-based compensation expense	9.7	9.2	8.3	8.9	36.1	10.4	11.0	10.3	10.8	42.5	8.6	8.6	11.1

AOL Inc.

Trending Schedules

Financial Results

(Unaudited)

(in millions, except per share amounts)	2010					2011					2012
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30
Revenues:
Advertising	$354.3	$304.7	$293.5	$331.6	$1,284.1	$313.7	$319.0	$317.7	$363.8	$1,314.2	$330.1	$337.8	$340.0
Subscription	282.7	260.2	244.8	235.9	1,023.6	215.4	201.3	191.9	194.6	803.2	182.1	175.5	173.5
Other	27.3	27.3	25.9	28.5	109.0	22.3	21.9	22.1	18.4	84.7	17.2	17.8	18.2

Total revenues	664.3	592.2	564.2	596.0	2,416.7	551.4	542.2	531.7	576.8	2,202.1	529.4	531.1	531.7

Costs of revenues	364.7	335.0	342.8	378.1	1,420.6	388.9	403.4	397.9	394.2	1,584.4	384.6	396.2	382.3
General and administrative	133.3	127.8	117.5	112.6	491.2	120.7	117.3	95.5	106.5	440.0	96.2	107.8	97.2
Amortization of intangible assets	62.2	35.7	22.8	24.6	145.3	24.2	26.7	22.6	18.5	92.0	9.8	9.8	9.0
Restructuring costs	23.4	11.1	(0.4)	(0.3)	33.8	27.8	0.6	7.1	2.8	38.3	7.4	(0.1)	0.4
Income from licensing of intellectual property	—	—	—	—	—	—	—	—	—	—	—	(96.0)	—
Goodwill impairment charge	—	1,414.4	—	—	1,414.4	—	—	—	—	—	—	—	—
(Gain) loss on disposal of assets, net	—	—	(119.6)	13.6	(106.0)	1.6	—	—	—	1.6	—	(945.8)	(0.3)

	583.6	1,924.0	363.1	528.6	3,399.3	563.2	548.0	523.1	522.0	2,156.3	498.0	(528.1)	488.6

Operating income (loss)	80.7	(1,331.8)	201.1	67.4	(982.6)	(11.8)	(5.8)	8.6	54.8	45.8	31.4	1,059.2	43.1

Other income (loss), net	(2.7)	(4.4)	13.5	7.0	13.4	0.6	(1.7)	(1.5)	(0.9)	(3.5)	8.4	(1.1)	2.0
Income tax provision (benefit)	36.8	(267.2)	42.1	9.8	(178.5)	(15.9)	4.3	9.7	31.1	29.2	18.8	87.5	24.4

Income (loss) from continuing operations	41.2	(1,069.0)	172.5	64.6	(790.7)	4.7	(11.8)	(2.6)	22.8	13.1	21.0	970.6	20.7

Discontinued operations, net of tax	(6.5)	14.0	(0.9)	1.6	8.2	—	—	—	—	—	—	—	—
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	0.1	0.2	0.1

Net income (loss) attributable to AOL Inc.	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$21.1	$970.8	$20.8

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$41.2	$(1,069.0)	$172.5	$64.6	$(790.7)	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$21.1	$970.8	$20.8

Discontinued operations, net of tax	(6.5)	14.0	(0.9)	1.6	8.2	—	—	—	—	—	—	—	—

Net income (loss) attributible to AOL Inc.	$34.7	$(1,055.0)	$171.6	$66.2	$(782.5)	$4.7	$(11.8)	$(2.6)	$22.8	$13.1	$21.1	$970.8	$20.8

Per share information attributable to AOL Inc. common stockholders:
Basic income (loss) per common share from continuing operations	$0.39	$(10.02)	$1.62	$0.61	$(7.42)	$0.04	$(0.11)	$(0.02)	$0.23	$0.13	$0.22	$10.37	$0.22
Discontinued operations, net of tax	(0.06)	0.13	(0.01)	0.01	0.08	—	—	—	—	—	—	—	—

Basic net income (loss) per common share	$0.33	$(9.89)	$1.61	$0.62	$(7.34)	$0.04	$(0.11)	$(0.02)	$0.23	$0.13	$0.22	$10.37	$0.22

Shares used in computing basic income (loss) per common share	106.3	106.7	106.7	106.7	106.6	106.9	107.0	106.2	97.1	104.2	94.4	93.6	92.6
Diluted income (loss) per common share from continuing operations	$0.39	$(10.02)	$1.61	$0.60	$(7.42)	$0.04	$(0.11)	$(0.02)	$0.23	$0.12	$0.22	$10.17	$0.22
Discontinued operations, net of tax	(0.07)	0.13	(0.01)	0.01	0.08	—	—	—	—	—	—	—	—

Diluted net income (loss) per common share	$0.32	$(9.89)	$1.60	$0.61	$(7.34)	$0.04	$(0.11)	$(0.02)	$0.23	$0.12	$0.22	$10.17	$0.22

Shares used in computing diluted income (loss) per common share	107.0	106.7	107.3	107.7	106.6	107.9	107.0	106.2	98.6	106.0	95.0	95.5	96.0
Cash dividends declared per common share	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5.15

AOL Inc.

Trending Schedules

Reconciliation of Non-GAAP Financial Measures (7)

(Unaudited)

(in millions)	2010					2011					2012
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30
Adjusted operating income before depreciation and amortization (OIBDA): (7)

Operating income (loss)	$80.7	$(1,331.8)	$201.1	$67.4	$(982.6)	$(11.8)	$(5.8)	$8.6	$54.8	$45.8	$31.4	$1,059.2	$43.1
Add: Depreciation	54.3	51.9	46.9	43.2	196.3	44.4	42.4	38.3	35.8	160.9	36.1	35.2	34.3
Add: Amortization of intangible assets	62.2	35.7	22.8	24.6	145.3	24.2	26.7	22.6	18.5	92.0	9.8	9.8	9.0
Add: Restructuring costs	23.4	11.1	(0.4)	(0.3)	33.8	27.8	0.6	7.1	2.8	38.3	7.4	(0.1)	0.4
Add: Equity-based compensation	9.7	9.2	8.3	8.9	36.1	10.4	11.0	10.3	10.8	42.5	8.6	8.6	11.1
Add: Asset impairments and write-offs	1.4	1,415.9	7.8	1.4	1,426.5	1.5	2.7	0.9	2.5	7.6	0.9	1.9	0.2
Add: Losses/(gains) on disposal of assets, net	(0.4)	(0.1)	(120.3)	12.8	(108.0)	2.6	(1.0)	(0.6)	(0.6)	0.4	(0.4)	(946.0)	(0.2)

Adjusted OIBDA	$231.3	$191.9	$166.2	$158.0	$747.4	$99.1	$76.6	$87.2	$124.6	$387.5	$93.8	$168.6	$97.9

Free Cash Flow: (7)

Cash provided by continuing operations	$162.9	$159.0	$164.5	$107.1	$593.5	$4.0	$109.9	$82.5	$99.6	$296.0	$19.9	$167.2	$101.8
Less: Capital expenditures and product development costs	29.5	15.8	24.7	25.9	95.9	34.2	19.7	14.0	14.4	82.3	15.0	16.7	17.3
Less: Principal payments on capital leases	8.3	8.7	9.9	10.6	37.5	11.3	13.0	12.1	12.6	49.0	14.4	13.7	13.0

Free Cash Flow	$125.1	$134.5	$129.9	$70.6	$460.1	$(41.5)	$77.2	$56.4	$72.6	$164.7	$(9.5)	$136.8	$71.5

Cash Net of Debt: (7)

Cash and equivalents	$262.4	$395.8	$623.3	$801.8	$801.8	$381.8	$458.7	$444.1	$407.5	$407.5	$361.9	$1,468.5	$867.1
Less: Current portion of obligations under capital leases	32.6	32.5	34.9	35.2	35.2	38.7	44.4	43.8	44.6	44.6	44.1	45.8	49.4
Less: Long-term portion of obligations under capital leases	37.6	36.5	47.7	50.9	50.9	59.9	75.5	69.0	66.2	66.2	63.8	62.6	60.8

Cash Net of Debt	$192.2	$326.8	$540.7	$715.7	$715.7	$283.2	$338.8	$331.3	$296.7	$296.7	$254.0	$1,360.1	$756.9

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (7)

Consolidated advertising revenue	$354.3	$304.7	$293.5	$331.6	$1,284.1	$313.7	$319.0	$317.7	$363.8	$1,314.2	$330.1	$337.8	$340.0
Less: International advertising revenue	59.7	43.5	33.0	34.4	170.6	36.3	41.3	39.9	44.0	161.5	43.2	47.1	48.1
Less: Domestic TAC	67.7	48.5	54.3	66.7	237.2	61.6	61.6	63.9	69.4	256.5	66.2	65.2	70.9

Advertising revenue net of TAC - domestic	$226.9	$212.7	$206.2	$230.5	$876.3	$215.8	$216.1	$213.9	$250.4	$896.2	$220.7	$225.5	$221.0

Advertising revenue net of TAC - global: (7)

Consolidated advertising revenue	$354.3	$304.7	$293.5	$331.6	$1,284.1	$313.7	$319.0	$317.7	$363.8	$1,314.2	$330.1	$337.8	$340.0
Less: Total TAC	89.2	64.8	65.2	78.5	297.7	71.4	74.3	76.5	83.3	305.5	80.8	82.4	89.6

Advertising revenue net of TAC - global	$265.1	$239.9	$228.3	$253.1	$986.4	$242.3	$244.7	$241.2	$280.5	$1,008.7	$249.3	$255.4	$250.4

AOL Inc.

Trending Schedules

Endnotes

(Unaudited)

(1)	Domestic AOL-brand access subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL-brand access subscriber numbers presented above.
(2)	Calculated as average monthly access subscription revenue per AOL-brand access subscriber.
(3)	Churn represents the percentage of subscribers that are either terminated or cancel our services, factoring in new and reactivated subscribers. Monthly average churn is calculated as the monthly average number of terminations plus cancellations divided by the initial subscriber base plus any new registrations and reactivations for the applicable period.
(4)	Part of our strategy is to increase the reach of our audience in order to increase our advertising revenue. We utilize unique visitors as a measure of our success in this goal. Unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers. The information that we disclose regarding unique visitors is based on data provided by a third party (comScore Media Metrix, or “Media Metrix”).
(5)	Unique visitors to AOL Properties represent the estimated number of individuals who visited any content of a website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period.
(6)	Unique visitors to AOL Advertising Network includes both AOL Properties and the Third Party Network. We utilize this metric to evaluate the reach of our total advertising network.
(7)	These trending schedules include the financial measures advertising revenue net of TAC, Adjusted OIBDA, Free Cash Flow and Cash Net of Debt, all of which are non-GAAP financial measures. These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Explanations of our non-GAAP financial measures are as follows:

We use advertising revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners distribute our free products or services or otherwise direct traffic to AOL Properties. We believe that this definition enhances the comparability of our advertising revenues to the advertising revenues of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.

We use Adjusted OIBDA as a supplemental measure of our performance. We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of restructuring costs, non-cash equity-based compensation, gains and losses on all disposals of assets (including those recorded in costs of revenues) and non-cash asset impairments and write-offs. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate and compare the ongoing operating performance of our business on a consistent basis across reporting periods, as it eliminates the effect of non-cash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations, asset impairments and write-offs, as well as the effect of restructurings and gains and losses on asset sales, which we do not believe are indicative of our core operating performance. We exclude the impacts of equity-based compensation to allow us to be more closely aligned with the industry and analyst community.

A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business or the current or future expected cash expenditures for restructuring costs. The Adjusted OIBDA measure also does not include equity-based compensation, which is and will remain a key element of our overall long-term compensation package. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales or impairment charges and write-offs related to goodwill, intangible assets and fixed assets which impact our operating performance. We evaluate the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets, investment spending levels and return on capital.

We define Free Cash Flow as cash provided by continuing operations, less capital expenditures and product development costs and principal payments on capital leases. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the continuing business that, after capital expenditures and product development costs and principal payments on capital leases, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes certain non-operating cash flows and the results of discontinued operations.

We define Cash Net of Debt as cash and equivalents less short- and long-term debt and other financing obligations. We consider Cash Net of Debt to be a liquidity measure that provides useful information to management and investors about our ability to repay debt should it come due immediately. A limitation on the use of this metric is that it does not factor in the other uses of cash or the ability to use other assets in the repayment of debt.